UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 10, 2003

EN POINTE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28052	75-2467002
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 N. Sepulveda Blvd., 19th Floor
El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 725-5200

Not applicable

(Former name or former address, if changed since last report.)

Item 5.  Other Events and Regulation FD Disclosure.

                On October 10, 2003, the Registrant announced that it had received written notification from Bob Din, its Chairman and Chief Executive Officer, of Mr. Din’s withdrawal of his offer to acquire the balance of the outstanding equity interests of the Registrant.  The press release was not a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell shares of the Registrant.  A copy of the Registrant’s press release regarding Mr. Din’s withdrawal of his offer is incorporated herein by reference as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

                (a)           Financial Statements of Businesses Acquired:  None.

                (b)           Pro Forma Financial Information:  None.

                (c)           Exhibits:

Exhibit Number	Description
99.1	Press release of En Pointe Technologies, Inc. dated October 10, 2003.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EN POINTE TECHNOLOGIES, INC.

October 14, 2003	/s/ Kevin D. Ayers
Kevin D. Ayers, Chief Financial Officer

EXHIBIT INDEX

Exhibit		Sequential
Number	Description	Page No.

99.1	Press release of En Pointe Technologies, Inc. dated October 10, 2003.	5